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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 12, 2005
                           __________________________

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           __________________________

           DELAWARE                        0-27915               33-0363979
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)
                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2005, Genius Products, Inc. announced, in a press release, its financial results for the quarter ended March 31, 2005. That press release is attached hereto as Exhibit 99.1.

The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release of Genius Products, Inc. dated May 12, 2005.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GENIUS PRODUCTS, INC.


Date:  May 13, 2005                                 By:  /s/ Trevor Drinkwater
                                                        ------------------------
                                                        Trevor Drinkwater
                                                        Chief Executive Officer





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                                INDEX TO EXHIBITS

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release of Genius Products, Inc. dated May 12,
                           2005.